UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 4, 2021

PAR Technology Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-09720	16-1434688
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

PAR Technology Park, 8383 Seneca Turnpike, New Hartford, New York 13413-4991
(Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code: (315) 738-0600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.02 par value	PAR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                             Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

The 2021 Annual Meeting of Stockholders of PAR Technology Corporation (the “Company”) was held on Friday, June 4, 2021 (the “Annual Meeting”). The voting results on the six (6) proposals considered and voted on at the Annual Meeting, all of which were described in the Company's proxy statement filed with the Securities and Exchange Commission on April 19, 2021 were as follows:

Proposal 1 - Election of Directors.

The six (6) Director nominees for election to the Company’s Board of Directors were elected to serve until the 2022 annual meeting of stockholders, the voting was as follows:

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Keith E. Pascal	17,392,799	37,058	3,516,967
Douglas G. Rauch	16,876,584	553,273	3,516,967
Cynthia A. Russo	17,235,062	194,795	3,516,967
Narinder Singh	17,302,574	127,283	3,516,967
Savneet Singh	17,297,007	132,850	3,516,967
James C. Stoffel	16,192,444	1,237,413	3,516,967

Proposal 2 - Non-binding Advisory Vote to Approve the Compensation of the Company's Named Executive Officers.

The proposal was approved, the voting was as follows:

Votes For	Votes Against	Abstained	Broker Non-Votes
12,685,871	4,697,344	46,642	3,516,967

Proposal 3 - Approval of the Company's 2021 Employee Stock Purchase Plan.

The proposal was approved, the voting was as follows:

Votes For	Votes Against	Abstained	Broker Non-Votes
17,409,004	15,754	5,099	3,516,967

Proposal 4 - Approval of the Issuance of up to 253,233 Shares of Common Stock Upon Exercise of the Assumed Unvested Options.

The proposal was approved, the voting was as follows:

Votes For	Votes Against	Abstained	Broker Non-Votes
17,334,429	38,975	56,453	3,516,967

Proposal 5 - Approval of the Issuance of up to 280,428 Shares of Common Stock Upon Exercise of the Warrant.

The proposal was approved, the voting was as follows:

Votes For	Votes Against	Abstained	Broker Non-Votes
17,331,214	42,693	55,950	3,516,967

Proposal 6 - Ratification of the Appointment of Deloitte & Touche LLP as the Company’s Independent Auditors for its Fiscal Year Ending December 31, 2021.

The appointment was ratified, the voting was as follows:

Votes For	Votes Against	Abstained	Broker Non-Votes
20,914,024	13,225	19,575	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAR TECHNOLOGY CORPORATION
(Registrant)

Date:	June 7, 2021	/s/ Bryan A. Menar
Bryan A. Menar
Chief Financial and Accounting Officer
(Principal Financial Officer)